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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) October 24, 2011


         First Trust Specialty Finance and Financial Opportunities Fund
             (Exact Name of Registrant as Specified in its Charter)



       Massachusetts                   811-22039                  06-1810845
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   120 East Liberty Drive, Suite 400
           Wheaton, Illinois                                        60187
(Address of Principal Executive Offices)                          (Zip Code)


      Registrant's telephone number, including area code   (630) 765-8000


       ___________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 7.01    Regulation FD Disclosure.


First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") is filing herewith a press release issued on October 24, 2011, as Exhibit 99.1. The press release was issued by First Trust Advisors, L.P. to report that on November 7, 2011, the Fund will host a conference call with Confluence Investment Management, LLC, the Fund's investment sub-advisor. The purpose of the call is for the Fund's portfolio management team to provide an update for the Fund. Details regarding the conference call are contained in the press release included herein.



Item 9.01    Financial Statements and Exhibits.


     (d)   Exhibits

        Exhibit
        Number        Description

           99.1 Press release of First Trust Advisors, L.P. dated October 24, 2011.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2011          FIRST TRUST SPECIALTY FINANCE AND FINANCIAL
                                 OPPORTUNITIES FUND

                                 By:    /s/ W. Scott Jardine
                                        ----------------------------------
                                 Name:   W. Scott Jardine
                                 Title:  Secretary





                                  EXHIBIT INDEX
        Exhibit
        Number        Description

           99.1 Press release of First Trust Advisors, L.P. dated October 24, 2011.